UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 24, 2015

Castle Brands Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	001-32849	41-2103550
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

122 East 42nd Street, Suite 4700, New York, New York		10168
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(646) 356-0200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On October 24, 2015, Castle Brands (USA) Corp. ("CBUSA"), a wholly owned-subsidiary of Castle Brands Inc. (the ‘‘Company’’), entered into an extension and amendment agreement ("New Agreement") with Pallini S.p.A. (f/k/a Pallini Internazionale S.r.l.) ("Pallini"), regarding the importation and distribution of certain Pallini brand products. The New Agreement amends that certain Agreement dated as of January 12, 2011 between Pallini and CBUSA ("Original Agreement"), as amended. The terms of the New Agreement are effective as of April 1, 2016.

The New Agreement expires on March 31, 2021, subject to successive five-year renewal periods unless either party delivers a notice of non-renewal six months prior to the end of the term. The Original Agreement had an expiration date of March 31, 2016. Under the New Agreement, if minimum shipment targets are not achieved and not cured, Pallini has the right to terminate the agreement without payment of termination fees to CBUSA. The New Agreement also granted CBUSA the right to distribute the following additional products: Maraschino Pallini and Ferro China Baliva.

A copy of the New Agreement is filed herewith as Exhibit 10.1 and incorporated by reference herein. The above description of the terms of the New Agreement is qualified in its entirety by reference to such exhibit.

Item 7.01 Regulation FD Disclosure.

On October 29, 2015, the Company issued a press release announcing the New Agreement. A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in this Item 7.01.

The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed "filed" with the Commission nor incorporated by reference in any registration statement filed by us under the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. Description

10.1 Extension and Amendment Agreement, dated as of October 24, 2015, by and between Castle Brands (USA) Corp. and Pallini S.p.A. (f/k/a Pallini Internazionale S.r.l.). Certain portions of this agreement have been omitted under a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the United States Securities and Exchange Commission.

99.1 Press Release dated October 29, 2015 issued by Castle Brands Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Castle Brands Inc.

October 29, 2015	By:	/s/ Alfred J. Small

Name: Alfred J. Small
Title: Senior Vice President, Chief Financial Officer, Treas. & Sec.

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Exhibit Index

Exhibit No.	Description

10.1	Extension and Amendment Agreement, dated as of October 24, 2015, by and between Castle Brands (USA) Corp. and Pallini S.p.A. (f/k/a Pallini Internazionale S.r.l.). Certain portions of this agreement have been omitted under a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934 and filed separately with the United States Securities and Exchange Commission.
99.1	Press Release dated October 29, 2015 issued by Castle Brands Inc.